Fasciano Fund, Inc.

Supplement dated May 14, 1998 to
Statement of Additional Information dated October 28, 1997

[Insert the following on page B-10 above "Investment Adviser"]

Occasionally statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. The following are certain measures of volatility:

1.Beta is a measure of the Fund's sensitivity to market movements.
It measures the relationship between the Fund's excess return over the risk-free rate (90-day Treasury bill) and the excess return of the benchmark index. The beta is calculated regressing the excess return for the Fund against the excess return for the benchmark index. By definition, the beta of the benchmark index is 1.00. Accordingly, a portfolio with a beta greater than 1.00 displays more volatility than the market, and a portfolio with a beta less than 1.00 displays less volatility than the market.

2.R-squared reflects the percentage of the Fund's movements that are explained by movements in the benchmark index. An R-squared of 100 indicates that all movements of the Fund are completely explained by movements in the index. Conversely, a low R-squared means that very few of the Fund's movements are explained by movements in the benchmark index. An R-squared of 45, for example, reveals that only 45% of the Fund's movements can be explained by movements in its benchmark index. R-squared can also be used to ascertain the significance of a particular beta. Generally, a higher R-squared will indicate a more reliable beta figure. If the R-squared is lower, then the beta is less relevant to the Fund's performance.

3.Standard deviation is a statistical measure of dispersion about an average, which, for the Fund, depicts how widely the returns varied over a certain period of time. The standard deviation of historical performance may be used to try to predict the range of future returns that are most likely for a given investment. When a Fund has a high standard deviation, the predicted range of performance is wide, implying greater volatility. Approximately 68% of the time, the total return of any given fund will vary from its average total return by no more than plus or minus the deviation figure. Ninety-five percent of the time a fund's total return will vary within a range of plus or minus two times the deviation from the average returns.

Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha is a measure of the difference between the Fund's actual return and its expected performance, given its level of risk (as measured by beta). A positive alpha figure indicates that the Fund performed better than its beta would predict. In contrast, a negative alpha indicates the Fund has not performed as well as its beta would predict. The alpha may be seen as a measurement of the value added or subtracted by a fund manager.